PROJECT ACTIVE Overview of Key Growth Opportunities June 2021 DIAMOND SPORTS

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Table of Contents 3 Recap of DSG 2021E Financial Guidance1 Overview of Key Initiatives and Growth Drivers2 Overview of DSG Direct-to-Consumer (“DTC”) Sports Platform Opportunity3

Recap of DSG 2021E Financial Guidance

($ in millions)

Key Financial Statistics

2021E Media Revenue



Distribution
Advertising + Other Media
$3,066
$429
$2,637
Low
$3,249
$486
$2,763
High

2021E Adj. EBITDA



$458
Low
$637
High

Key Commentary

- 2021E total revenue guidance of $3.1-$3.2B
- Distribution revenue guidance of $2.6-$2.8B driven by timing of MVPD renewals and assumed mid-to-high single digit subscriber churn
- Advertising revenue guidance of $403-$454M
- Midpoint total revenue guidance reflects 18% growth vs. 2020A total revenue of $2.7B
- 2021E Adj. EBITDA guidance of $458-$637M
- Midpoint Adj. EBITDA guidance reflects decrease vs. 2020A Adj. EBITDA of $841M due to new initiative and duplicative / TSA costs, distributor dropped carriage, full year of higher subscriber churn and cord cutting, offset by higher game count / operational improvement
- Preliminary 2022E outlook:
  - Adj. EBITDA range of ~$310-$740M
  - Projected increase in sports rights payments expected to be ~2-3% annually

Source: Company Filings
Note: Key financial statistics reflect May 2021 public disclosure

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Overview of Key Initiatives and Growth Drivers 5 Launch of Bally Sports App to unlock digital impressions and drive fan engagement and revenue upside Exclusive, must-have live, local sports content drives significant customer demand Enhanced monetization strategies and sales tools drive linear RSN revenue growth Long-term synergies from programming / production and cross-promotion across Diamond and Sinclair platforms Continued rollout of legalized sports betting brings new fans, sponsorships and naming rights, creating attractive new revenue streams Direct-to-consumer product driving revenue from new sources (expected to launch in 2022) New gamification initiatives to increase viewership, engagement and advertising revenue, attracting significant interest from younger demographic New advertising solutions leverage unified advertising platform across RSNs, local TV stations, Tennis Channel, STIRR, Stadium and NewsOn

Provides back office, administrative and other support 6 Sinclair’s Unique Capabilities Are Critical in Supporting DSG’s Continued Success Oversee distributor renewals and negotiations Manage negotiations with sports teams and leagues Provides DTC offering with broader reach and higher value proposition Shared programming and production expense Cross-promotion across all Sinclair platforms to drive user growth

Overview of DSG DTC Sports Platform Opportunity 7

Mission Statement 8 To build a transformative, participatory sports platform, anchored by the most exclusive and relevant live professional games, that provides fans a year-round opportunity to engage with content and communities they are most passionate about 8

Diamond is THE Choice to Build a Comprehensive Sports Platform 91. Reflects unduplicated % of total U.S. households based on RSN and broadcast station coverage per Nielsen Universe estimates; includes YES Network and Marquee Exclusive portfolio of live local sports and deep relationships combined with immense reach and direct access to avid local fans Exclusive Sports Rights ✓Exclusive live local sports rights for 43 teams across the MLB, NBA and NHL ✓3x more rights than closest RSN programmer Highly Engaged Audience ✓Unrivaled engagement from local fans, fueled by multi‐generational passion ✓Ability to create national shows and bespoke local shows / integrations specific to local viewer preferences Immense Scale and Reach Enhances User Acquisition ✓Cross-promotion on Diamond and Sinclair platforms will build brand awareness and drive subscriber acquisition ✓TV station and RSN footprint covers ~70% of U.S. TV households and 20 of the top 25 DMAs 1 ✓Broadcast digital footprint of 95M unique monthly visitors in 2020 ✓Year‐round sports coverage (NBA, NHL, MLB, Tennis, college sports and others) Platform To Innovate & Capitalize On Significant and Growing Market Opportunities ✓Live and exclusive content serves as an acquisition engine of sports fans craving engagement and deeper immersion ✓Demographics with leading engagement stats positions the platform to participate in large and growing markets including eCommerce, merchandising, virtual currency, NFTs and others ✓Platform to source incremental sports rights

Sport Consumers Want Deeper Immersion and Higher Engagement 10 Source: Deltatre Research: Where the Money is Going: The Future of Sports Entertainment (2019); Deloitte: The future of sports broadcasting: Enhancing digital fan engagement (2019); Magid Research 1. Fanatics defined as fans who never miss a game, either in-person or on TV 71% Of sports fans crave deeper immersion when watching live games 66% Of millennials prefer to interact with other fans while watching games 83% Of sports bettors are likely to watch a game live if a bet is placed on the event 39% Average fan satisfaction across broadcast and streaming attributes 3x More spent by fanatics vs. casual fans on streaming services to watch sports1 85% Of consumers believe status quo of sports broadcasts will change 72% Of sports fans view personalization as important 2.5x Convenience is ~2.5x more important to fans than most other factors for sports content satisfaction

Diamond DTC Opportunity Addresses Significant Unmet Market Need 11 Note: Premium Content defined as Tier-1 Live Professional Content 1. Nielsen Essential Passion Index (May 2019) Diamond assets position an internally built DTC business to disrupt and expand the sports streaming market with exclusive content focused on premium, live local sports ✓ 90%+ of RSN subscribers would eliminate all other channel types first, before eliminating their RSN1 ✓ Diamond offers 3x more local sports rights than the closest RSN competitor ✓ Rights to 43 of the 91 available pro sports teams Premium Content Non- Premium Content Local Content National Content Diamond DTC

Exclusive Portfolio of Year-Round Premier Local Sports Rights 12 Source: Company Management 1. Cubs and Diamond own Marquee Sports Network in a 50/50 JV 2. Diamond holds 20% ownership in the Yankee Entertainment and Sports Network (“YES Network”) Diamond’s portfolio covers all platforms viewers use to consume sports content, allowing advertisers to maintain 24/7/365 connectivity to fans everywhere while giving subscribers a reason to keep watching Q1 Q2 Q3 Q4 1 2 2

Building the Local Sports Experience 13 Exclusive Live Local Games  Highlights  Breaking News Community  Curation  Rewards  Free-to-Play Games  E-Commerce Watch Participate & Play We are building a one-stop destination for the ultimate exclusive live local sports experience

Investment Highlights 14

Summary Investment Highlights 15 Diamond DTC Uniquely Positioned to Participate in Significant and Growing Market Opportunities2 Massive Content Library Featuring Highly Desirable Exclusive Content4 Attractive Financial Profile with Rapid Growth and Diversified Revenue Streams6 Pay TV Trends Create the Need for a Local DTC Sports Model1 New Gamification, Sports Betting and Community Features Will Drive User Growth and Engagement 3 Significant Synergies from Cross-Promotion Across Diamond and Sinclair Platforms5

Pay TV Trends Create the Need for an Additive DTC Sports Model

Sports fandom will follow a broader shift away from the linear bundle


Video Service Subscriptions for Moderate and Hardcore Fans, Current vs Future
Today
Up from ~6% in 2019
~15.0%
~85.0%
3 Years From Now
~27.0%
~73.0%
5 Years From Now
~35% of fans to be outside bundle
~35.0%
~65.0%
Fans - Linear Subscriptions
Fans - Outside Linear Bundle

Source: Bain Fandom Insights Survey (April-May 2020)

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Uniquely Positioned to Participate in Significant and Growing Market Opportunities

Direct-to-Consumer offering presents a clear path for a Diamond DTC business to be a leader in the space and, over time, potentially generate $2B+ in annual revenue…

Long-Term Subscription Revenue Build

- Expected steady-state EBITDA contribution margin of ~40% (excludes allocation of content costs) in year 5



+Ad and Features Revenue
~$2B+
~$400M
~$325M
~$300M

	Current RSN Subscribers (Distributors)[1]	Non-RSN Subscribers (Distributors)[1]	Cord-Cutter/Nevers[2]	Total Revenue
Long-term Addressable In-Market Households (M)	~25	~18	(2) ~44	~87
(1) Penetration %	~5.0%	(3) ~7.5%	~4.0%	~5.0%
Subscribers (M)	~1.3	(4) ~1.4	(4) ~1.7	~4.4

1. Based on extensive 3rd party primary market research
2. Cord-cutting/nevers will continue to accelerate
3. Distributor subscribers not currently subscribed to an RSN are more likely to sign up for a DTC offering
4. Majority of subscriber base will come from non-RSN subscribers and cord-cutters / nevers, with minimal cannibalization to existing business

Source: Bain & Company research, Internal company estimates

Note: Figures might not add up due to rounding. Numbers above reflect subscribers / households in current markets only

1. Refers to multichannel video programming distributor ("MVPD") and virtual MVPD subscribers currently subscribed or not subscribed to Diamond RSNs
2. "Nevers" refers to households that have never subscribed to Pay TV

17

18Source: PwC 2019 Sports Outlook: “At the Gate and Beyond”; Activate Technology & Media Outlook 2021; IBISWorld; NonFungible.com: “Non-Fungible Tokens Quarterly Report Q1-2021” …With the ability to participate in additional large and growing U.S. markets Fantasy Merchandise Ticketing CAGR Sports Betting / Watch & Play $7.8B 2020 $14.9B 2020 $21.0B 2023E $3.4B 2020 $21.8B 2023E $20.2B 2020 ~7.8% ~1.1%~83.5% ~2.5% Sample Participation-Based Marketplace Opportunities Non-Fungible Tokens $2.0B+ of NFTs traded in Q1’21 20x more than in Q4’20 131x more than in Q1’20 Uniquely Positioned to Participate in Significant and Growing Market Opportunities $9.8B 2023E $15.4B 2023E

Uniquely Positioned to Participate in Significant and Growing Market Opportunities

Fans are willing to pay for features that mesh with the right content, with no single feature being a main driving force

Sports Fans Aged 18+ That Have Not Paid for Sports Content and Are Willing to Pay


61%
Have not paid for any sports related content beyond Pay TV
39%
43%
Willing to pay for any sports related content beyond Pay TV
57%

Examples of sports related content beyond Pay TV include: Digital first sports websites, sports magazines and publications, exclusive access to live games, sports betting focused content

Top Sports Content and Features that Non-Paying Sports Fans Aged 18+ Would be Willing to Pay For


Ability to watch live games on the website / app
16%
No advertisements
12%
Highlights from live games
11%
Content on favorite teams
11%
Live scores and odds
11%
Recommendations on sports bets from experts / analysts
10%
Schedules / standings
10%
Alerts to keep up-to-date on breaking sports news
10%
Statistics on where experts are betting
10%
Computer-generated and analyzed picks
10%

Source: Activate-Sinclair U.S. Consumer Survey (2019)

19

Exclusive Live Rights & Footprint Provide a Platform for Customer Engagement

Cross promotion on RSNs, Sinclair television stations, and national networks will build brand awareness and drive organic DTC subscriber growth from broad audience and scaled content offering

Sinclair's Immense Reach and Scale Across the US


nuveen

186 TV Stations	~70% Total U.S. Household Coverage	87 Broadcast TV Markets	~95M Monthly Digital Unique Visitors

Significant Sinclair and Diamond Content to Cross Promote



Tennis Channel is the #1 omnichannel brand for tennis and tennis-lifestyle with over 95% of all the live tennis rights in the US	2,500+ Hours of Local News per Week	4,600+[1] Professional Games per Year	24,000+[1] Hours of New Content per Year

Source: Activate Research (1/17/20), Public Filings, Company Internals, SNL Kagan, Sinclair Internal Data, Activate Analysis

1. Excludes YES Network and Marquee; Pre-Covid

20

21 Live and exclusive content serves as the top of the funnel for acquiring customers Gamification features drive fan engagement and positions a Diamond DTC business to participate in large market opportunities Leverage data and fan insights gained Innovate product development and features, include additional content Fan-centric Offering Drives Sustained Growth and Engagement Sports fans craving engagement and deeper immersion Access to fan dataFurther opportunities to monetize customer base Innovation drives further participation Exclusive Live Rights & Footprint Provide a Platform for Customer Engagement

Attractive Financial Profile with Rapid Growth and Diversified Revenue Streams

A Diamond DTC business will pair modern customer experiences with traditional multiple revenue stream business models

Cross-Promotion / Upsell

Tier	Content / Features	Monetization
Streaming Subscription Plan	Exclusive, live games untethered from the Pay TV ecosystem	Multi-tier DTC Subscription Watch & Play
Features Only Subscription Plan	Exclusive Product & Content Features (e.g. exclusive betting lines, exclusive marketplaces, unlocked play products)	
MVPD / Other Bundle Authentication	Authenticated Feeds	Advertising Participation-Based Marketplace
Non-Authenticated	▪ Highlights ▪ Video, Audio and Written Editorial ▪ Free-to-Play Games ▪ eCommerce ▪ Rewards ▪ P2P Interaction	

Opportunity to Build Participation-Based Revenue Streams (e.g. NFTs / Digital Collectibles, eCommerce)

22

Mission Statement 23 To build a transformative, participatory sports platform, anchored by the most exclusive and relevant live professional games, that provides fans a year-round opportunity to engage with content and communities they are most passionate about